The Board of Directors
Sovereign Bancorp, Inc.:


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-20186, Form S-8 No. 33-29038, Form S-8 No. 33-39453, Form S-8
No. 33-44108, Form S-8 No. 33-89586, Form S-8 No. 33-89592, Form S-3 No.
33-46870, Form S-3 No. 333-09113, Form S-8 No. 333-05309, Form S-8 No.
333-05251, Form S-4 No. 333-32109 and Form S-4 No. 333-32109-01) of Sovereign
Bancorp, Inc. of our report dated January 31, 1997, except as to Note 2, which is as of February 5, 1997, with respect to the consolidated statements of condition of Bankers Corp. and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K/A No. 1 of Sovereign Bancorp, Inc. dated November 10, 1997.


/s/ KPMG PEAT MARWICK, LLP
Short Hills, New Jersey
December 8, 1997